FIRST AMENDMENT TO PARTICIPATION AGREEMENT

         THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of April 5, 1999, is entered into by and among:

                  (1) FAIR, ISAAC AND COMPANY, INC., a Delaware corporation ("Lessee");

                  (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor");

                  (3) Each of the financial institutions listed in Schedule I to
         the   Participation   Agreement   referred   to  in   Recital  A  below
         (collectively, the "Participants"); and

                  (4) ABN AMRO BANK, N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent").


                                    RECITALS

         A.  Lessee,  Lessor,  the  Participants  and  Agent  are  parties  to a
Participation   Agreement   dated  as  of  May  15,  1998  (the   "Participation
Agreement").

         B. Lessee has requested Lessor, the Participants and Agent to amend the Participation Agreement to change the covenant limiting Lessee's repurchase of its Equity Securities.

         C. Lessor, the Participants and Agent are willing so to amend the Participation Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee, Lessor, the Participants and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendment to Participation Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, Clause (iii) of Subparagraph 5.02(f) of the Participation Agreement is hereby amended to read in full as follows:

                                                                   EXHIBIT 10.19

                  (iii) Lessee may repurchase its Equity Securities, provided that the cost of any such repurchase, when added to the aggregate cost of all other repurchases made pursuant to this clause (iii) since the date of this Agreement, does not exceed the greater of $25 million or five percent (5%) of Lessee's Tangible Net Worth on the last day of the immediately preceding fiscal year.

         3. Representations and Warranties. Lessee hereby represents and warrants to Agent and the Participants that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. Effective Date. The amendments effected by Paragraph 2 above shall become effective April, 5, 1999 (the "Effective Date") so long as Lessor, Agent and the Participants have received on or prior to the effective Date this Amendment duly executed by Lessor, Lessee, each Participant and Agent.

         5. Effect of this Amendment. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

         6. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

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


                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


                            [Signature pages follow]

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


         IN WITNESS WHEREOF, Lessee, Lessor, Agent and the Participants have caused this Amendment to be executed as of the day and year first above written.


LESSEE:                                FAIR, ISAAC AND COMPANY, INC.


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________



LESSOR:                                LEASE PLAN NORTH AMERICA, INC.


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________



AGENT:                                 ABN AMRO BANK N.V.


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


PARTICIPANTS:                          ABN AMRO BANK N.V.


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

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


                                       KEYBANK NATIONAL ASSOCIATION


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       BANQUE NATIONALE de PARIS


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________



                                       FLEET NATIONAL BANK


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________



                                       THE DAI-ICHI KANGO BANK, LIMITED
                                            Los Angeles Agency


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

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